PRA Group Reports First Quarter 2022 Results

NORFOLK, Va., May 9, 2022 - PRA Group, Inc. (Nasdaq: PRAA), a global leader in acquiring and collecting nonperforming loans, today reported its financial results for the first quarter of 2022. The Company reported net income attributable to PRA Group, Inc. of $40.0 million in the first quarter, compared with $58.4 million in the prior year period. Diluted earnings per share were $0.97 versus $1.27 in the first quarter of 2021.

First Quarter Highlights
•Total cash collections were $481.0 million.
•Total revenues were $240.6 million.
•Cash efficiency ratio1 of 65.1%.
•Diluted earnings per share were $0.97.
•Common stock repurchases2 of $39.5 million, or 0.9 million shares, at an average price of $45.88.
•At March 31, 2022, $127.7 million remaining under share repurchase authorization.
•Debt to Adjusted EBITDA3 for the last 12 months was 1.94x.
•Available capacity under credit facilities of $1.4 billion; $571.1 million after considering borrowing base restrictions.
•Total portfolio purchases of $147.5 million.
•Estimated remaining collections (ERC) of $5.7 billion.
•Refinanced Europe's credit facilities.

“We invested $147 million in portfolio purchases in the first quarter, reflecting continuing lower levels of supply in the U.S. and increased competition in Europe. We also returned nearly $40 million of value to shareholders through share repurchases,” said Kevin Stevenson, president and chief executive officer. “We believe our strong balance sheet puts us in a great position to deploy capital as U.S. supply returns in the coming quarters. In the interim, we will continue to maintain our discipline and look for alternative ways to provide value to our shareholders."

Cash Collections and Revenues
•The following table presents cash collections by quarter and by source on an as reported and constant currency-adjusted basis:

1.Calculated by dividing cash receipts less operating expense by cash receipts.
2.Share repurchases are subject to market conditions and other factors, and the share repurchase program remains subject to the discretion of PRA Group, Inc.'s board of directors.
3.A reconciliation of this non-GAAP financial measure to the most comparable GAAP measure can be found at the end of this press release.

Cash Collection Source	2022	2021
($ in thousands)	Q1	Q4	Q3	Q2	Q1
Americas and Australia Core	$270,284	$257,705	$276,691	$324,845	$347,638
Americas Insolvency	35,209	36,851	37,464	37,768	35,253
Europe Core	151,162	155,853	151,625	157,637	149,486
Europe Insolvency	24,325	23,262	22,574	23,579	23,510
Total Cash Collections	$480,980	$473,671	$488,354	$543,829	$555,887

Cash Collection Source -
Constant Currency Adjusted	2022				2021
($ in thousands)	Q1				Q1
Americas and Australia Core	$270,284				$348,494
Americas Insolvency	35,209				35,252
Europe Core	151,162				142,230
Europe Insolvency	24,325				22,785
Total Cash Collections	$480,980				$548,761

•Cash collections in the quarter decreased $74.9 million, or $67.8 million on a currency adjusted basis, compared to the first quarter of 2021. This was driven by a decrease in U.S. call center and other collections of 27% and a 14% decrease in U.S. legal collections. The decrease in U.S. cash collections was due to the excess consumer liquidity in 2021 and lower levels of portfolio purchases during the pandemic. These decreases were partially offset by a 1% increase in Europe cash collections, 6% on a currency adjusted basis, driven by high levels of portfolio purchases in the last few years.
•Total portfolio revenue in the quarter was $237.4 million compared to $281.8 million during the first quarter of 2021.

Expenses
•Operating expenses in the quarter decreased $10.1 million compared to the first quarter of 2021. The decrease was primarily driven by:
◦a decrease in legal collection costs due to fewer accounts in the legal channel;
◦a decrease in compensation and employee services expenses primarily due to lower collector compensation expenses in the U.S. call centers; and
◦a decrease in legal collection fees due to lower external legal cash collections.
•The effective tax rate for the first quarter of 2022 was 11.7%, reflecting discrete items in the quarter.

Portfolio Acquisitions
•The Company purchased $147.5 million in portfolios of nonperforming loans in the first quarter of 2022.
•At the end of the first quarter, the Company had in place maximum forward flow commitments of up to $618.9 million with $366.3 million in the Americas and Australia and $252.6 million in Europe.

Portfolio Purchase Source	2022	2021
($ in thousands)	Q1	Q4	Q3	Q2	Q1
Americas and Australia Core	$90,639	$90,263	$162,451	$98,901	$88,912
Americas Insolvency	9,118	21,183	9,878	14,642	9,486
Europe Core	38,764	60,430	212,194	106,134	44,095
Europe Insolvency	8,929	29,820	7,424	—	16,468
Total Portfolio Acquisitions	$147,450	$201,696	$391,947	$219,677	$158,961

Conference Call Information
PRA Group, Inc. will hold a conference call today at 5:00 p.m. ET to discuss results with institutional investors and stock analysts. To listen to a webcast of the call and view the accompanying slides, visit https://ir.pragroup.com/events-and-presentations. To listen by phone, call 844-835-9982 in the U.S. or 412-317-5267 outside the U.S. and ask for the PRA Group conference call. To listen to a replay of the call, either visit the same website until May 9, 2023, or call 877-344-7529 in the U.S. or 412-317-0088 outside the U.S. and use access code 5393948 until May 16, 2022.

The Company is also announcing that it currently plans to report second quarter 2022 results after market close on August 8, 2022.

About PRA Group, Inc.
As a global leader in acquiring and collecting nonperforming loans, PRA Group, Inc. returns capital to banks and other creditors to help expand financial services for consumers in the Americas, Europe and Australia. With thousands of employees worldwide, PRA Group, Inc. companies collaborate with customers to help them resolve their debt. For more information, please visit www.pragroup.com.

About Forward Looking Statements
Statements made herein that are not historical in nature, including PRA Group, Inc.’s or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group, Inc.’s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group, Inc. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group, Inc.’s filings with the Securities and Exchange Commission, including PRA Group, Inc.’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group, Inc.'s website and contain a detailed discussion of PRA Group, Inc.'s business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group, Inc. assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group, Inc.’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

PRA Group, Inc.
Unaudited Consolidated Income Statements
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenues:
Portfolio income	$207,532	$231,672
Changes in expected recoveries	29,914	50,136
Total portfolio revenue	237,446	281,808
Fee income	1,830	2,181
Other revenue	1,329	5,480
Total revenues	240,605	289,469
Operating expenses:
Compensation and employee services	71,096	73,984
Legal collection fees	10,873	12,926
Legal collection costs	16,557	21,312
Agency fees	17,388	15,591
Outside fees and services	19,378	20,760
Communication	12,583	12,663
Rent and occupancy	4,987	4,480
Depreciation and amortization	3,778	3,981
Other operating expenses	11,998	13,018
Total operating expenses	168,638	178,715
Income from operations	71,967	110,754
Other income and (expense):
Interest expense, net	(31,748)	(31,552)
Foreign exchange loss	(532)	(26)
Other	(490)	26
Income before income taxes	39,197	79,202
Income tax expense	4,579	17,322
Net income	34,618	61,880
Adjustment for net (loss)/income attributable to noncontrolling interests	(5,354)	3,474
Net income attributable to PRA Group, Inc.	$39,972	$58,406
Net income per common share attributable to PRA Group, Inc.:
Basic	$0.98	$1.28
Diluted	$0.97	$1.27
Weighted average number of shares outstanding:
Basic	40,777	45,669
Diluted	41,304	46,045

PRA Group, Inc.
Consolidated Balance Sheets
(Amounts in thousands)

	(unaudited)
	March 31, 2022	December 31, 2021
Assets
Cash and cash equivalents	$79,089	$87,584
Investments	93,249	92,977
Finance receivables, net	3,310,747	3,428,285
Income taxes receivable	49,064	41,146
Deferred tax assets, net	63,965	67,760
Right-of-use assets	55,093	56,713
Property and equipment, net	54,401	54,513
Goodwill	483,380	480,263
Other assets	68,845	57,002
Total assets	$4,257,833	$4,366,243
Liabilities and Equity
Liabilities:
Accounts payable	$6,339	$3,821
Accrued expenses	90,282	127,802
Income taxes payable	13,743	19,276
Deferred tax liabilities, net	45,365	36,630
Lease liabilities	59,706	61,188
Interest-bearing deposits	117,035	124,623
Borrowings	2,539,462	2,608,714
Other liabilities	39,734	59,352
Total liabilities	2,911,666	3,041,406
Equity:
Preferred stock, $0.01 par value, 2,000 shares authorized, 0 shares issued and outstanding	—	—
Common stock, $0.01 par value, 100,000 shares authorized, 40,410 shares issued and outstanding at March 31, 2022; 100,000 shares authorized, 41,008 shares issued and outstanding at December 31, 2021	404	410
Additional paid-in capital	—	—
Retained earnings	1,548,845	1,552,845
Accumulated other comprehensive loss	(243,709)	(266,909)
Total stockholders' equity - PRA Group, Inc.	1,305,540	1,286,346
Noncontrolling interest	40,627	38,491
Total equity	1,346,167	1,324,837
Total liabilities and equity	$4,257,833	$4,366,243

Select Expenses (Income) Amounts in thousands, pre-tax

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020

Noncash interest expense - amortization of debt discount	—	—	—	—	—	1,959	2,388	3,247
Noncash interest expense - amortization of debt issuance costs	2,627	2,455	2,406	2,391	2,256	2,393	2,476	2,743
Change in fair value of derivatives	2,726	3,115	2,982	2,911	3,102	3,875	3,701	3,284
Amortization of intangibles	83	(269)	104	105	181	1,792	360	351
Stock-based compensation expense	3,891	3,470	4,317	4,040	4,113	5,370	3,097	3,063

Purchase Price Multiples as of March 31, 2022 Amounts in thousands
Purchase Period	Purchase Price (1)(2)	Total Estimated Collections (3)	Estimated Remaining Collections (4)	Current Purchase Price Multiple	Original Purchase Price Multiple (5)
Americas and Australia Core
1996-2011	$1,287,821	$4,120,576	$23,760	320%	240%
2012	254,076	652,359	9,692	257%	226%
2013	390,826	895,469	15,406	229%	211%
2014	404,117	860,995	26,686	213%	204%
2015	443,114	909,879	73,147	205%	205%
2016	455,767	1,111,717	149,697	244%	201%
2017	532,851	1,215,288	215,435	228%	193%
2018	653,975	1,392,227	257,838	213%	202%
2019	581,476	1,262,829	390,874	217%	206%
2020	435,668	940,908	465,621	216%	213%
2021	435,846	815,458	705,018	187%	191%
2022	92,317	161,069	158,656	174%	174%
Subtotal	5,967,854	14,338,774	2,491,830
Americas Insolvency
1996-2011	786,827	1,752,738	628	223%	174%
2012	251,395	393,135	48	156%	136%
2013	227,834	355,374	303	156%	133%
2014	148,420	218,938	1,175	148%	124%
2015	63,170	87,501	318	139%	125%
2016	91,442	116,398	798	127%	123%
2017	275,257	354,405	16,594	129%	125%
2018	97,879	135,030	31,899	138%	127%
2019	123,077	164,379	70,431	134%	128%
2020	62,130	86,298	58,929	139%	136%
2021	55,187	74,991	66,027	136%	136%
2022	9,118	11,880	11,846	130%	130%
Subtotal	2,191,736	3,751,067	258,996
Total Americas and Australia	8,159,590	18,089,841	2,750,826
Europe Core
2012	20,409	42,893	—	210%	187%
2013	20,334	26,454	—	130%	119%
2014	773,811	2,240,226	419,645	290%	208%
2015	411,340	718,933	184,673	175%	160%
2016	333,090	561,591	230,564	169%	167%
2017	252,174	353,518	144,408	140%	144%
2018	341,775	526,571	264,369	154%	148%
2019	518,610	775,328	448,151	150%	152%
2020	324,119	554,006	381,766	171%	172%
2021	412,411	701,400	620,962	170%	170%
2022	37,943	62,847	61,040	166%	166%
Subtotal	3,446,016	6,563,767	2,755,578
Europe Insolvency
2014	10,876	18,447	15	170%	129%
2015	18,973	28,979	628	153%	139%
2016	39,338	56,750	3,280	144%	130%
2017	39,235	49,398	8,401	126%	128%
2018	44,908	50,640	18,113	113%	123%
2019	77,218	102,101	46,840	132%	130%
2020	105,440	135,908	82,789	129%	129%
2021	53,230	71,526	60,699	134%	134%
2022	8,778	11,829	11,810	135%	135%
Subtotal	397,996	525,578	232,575
Total Europe	3,844,012	7,089,345	2,988,153
Total PRA Group	$12,003,602	$25,179,186	$5,738,979
(1)Includes the acquisition date finance receivables portfolios that were acquired through our business acquisitions.
(2)Non-U.S. amounts are presented at the exchange rate at the end of the year in which the portfolio was purchased. In addition, any purchase price adjustments that occur throughout the life of the portfolio are presented at the year-end exchange rate for the respective year of purchase.
(3)Non-U.S. amounts are presented at the year-end exchange rate for the respective year of purchase.
(4)Non-U.S. amounts are presented at the March 31, 2022 exchange rate.
(5)The Original Purchase Price Multiple represents the purchase price multiple at the end of the year of acquisition.

Portfolio Financial Information Year-to-date as of March 31, 2022 Amounts in thousands
Purchase Period	Cash Collections (1)	Portfolio Income (1)	Change in Expected Recoveries (1)	Total Portfolio Revenue (1)	Net Finance Receivables as of March 31, 2022 (2)
Americas and Australia Core
1996-2011	$4,896	$2,552	$1,720	$4,272	$5,808
2012	2,175	818	879	1,697	3,969
2013	3,784	1,309	1,157	2,466	7,444
2014	4,536	1,656	1,562	3,218	10,945
2015	6,225	3,667	(697)	2,970	28,192
2016	12,851	8,970	(2,899)	6,071	51,370
2017	25,253	12,009	1,300	13,309	96,421
2018	46,510	15,233	21,013	36,246	157,922
2019	55,143	22,294	11,704	33,998	223,137
2020	58,529	25,954	5,189	31,143	272,211
2021	48,010	32,061	(31,445)	616	371,339
2022	2,372	1,872	(518)	1,354	91,253
Subtotal	270,284	128,395	8,965	137,360	1,320,011
Americas Insolvency
1996-2011	129	162	(33)	129	—
2012	136	19	117	136	—
2013	169	70	99	169	—
2014	203	241	(63)	178	118
2015	167	62	98	160	210
2016	575	116	(78)	38	522
2017	7,694	996	1,121	2,117	14,715
2018	6,845	1,055	1,032	2,087	28,539
2019	10,167	1,748	1,228	2,976	62,299
2020	4,735	1,610	226	1,836	47,568
2021	4,353	1,831	(11)	1,820	51,125
2022	36	60	—	60	9,142
Subtotal	35,209	7,970	3,736	11,706	214,238
Total Americas and Australia	305,493	136,365	12,701	149,066	1,534,249
Europe Core
2012	259	—	259	259	—
2013	151	—	151	151	—
2014	32,690	20,539	7,829	28,368	125,532
2015	12,028	5,533	41	5,574	98,264
2016	10,513	5,142	100	5,242	135,768
2017	7,257	2,496	395	2,891	99,579
2018	15,099	4,961	791	5,752	175,277
2019	25,771	7,894	2,138	10,032	304,920
2020	19,694	7,668	1,359	9,027	234,001
2021	25,868	11,318	2,086	13,404	371,587
2022	1,832	409	1,033	1,442	37,385
Subtotal	151,162	65,960	16,182	82,142	1,582,313
Europe Insolvency
2014	84	8	71	79	9
2015	223	78	(21)	57	472
2016	935	231	(87)	144	2,531
2017	2,093	204	163	367	7,715
2018	2,781	402	(708)	(306)	16,303
2019	5,574	1,091	331	1,422	40,308
2020	8,997	1,800	801	2,601	70,849
2021	3,620	1,344	458	1,802	47,173
2022	18	49	23	72	8,825
Subtotal	24,325	5,207	1,031	6,238	194,185
Total Europe	175,487	71,167	17,213	88,380	1,776,498
Total PRA Group	$480,980	$207,532	$29,914	$237,446	$3,310,747
(1)Non-U.S. amounts are presented using the average exchange rates during the current reporting period.
(2)Non-U.S. amounts are presented at the March 31, 2022 exchange rate.

Cash Collections by Year, By Year of Purchase (1) as of March 31, 2022 Amounts in millions
		Cash Collections
Purchase Period	Purchase Price (2)(3)	1996-2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	Total
Americas and Australia Core
1996-2011	$1,287.8	$2,419.5	$486.0	$381.3	$266.3	$183.1	$119.0	$78.0	$56.0	$45.0	$29.7	$20.8	$4.9	4,089.6
2012	254.1	—	56.9	173.6	146.2	97.3	60.0	40.0	27.8	17.9	11.8	9.0	2.2	642.7
2013	390.8	—	—	101.6	247.8	194.0	120.8	78.9	56.4	36.9	23.2	16.7	3.8	880.1
2014	404.1	—	—	—	92.7	253.4	170.3	114.2	82.2	55.3	31.9	22.3	4.5	826.8
2015	443.1	—	—	—	—	117.0	228.4	185.9	126.6	83.6	57.2	34.9	6.2	839.8
2016	455.8	—	—	—	—		138.7	256.5	194.6	140.6	105.9	74.2	12.9	923.4
2017	532.9	—	—	—	—	—	—	107.3	278.7	256.5	192.5	130.0	25.3	990.3
2018	654.0	—	—	—	—	—	—	—	122.7	361.9	337.7	239.9	46.5	1,108.7
2019	581.5	—	—	—	—	—	—	—	—	143.8	349.0	289.8	55.1	837.7
2020	435.7	—	—	—	—	—	—	—	—	—	133.0	284.3	58.5	475.8
2021	435.8	—	—	—	—	—	—	—	—	—	—	85.0	48.0	133.0
2022	92.3	—	—	—	—	—	—	—	—	—	—	—	2.4	2.4
Subtotal	5,967.9	2,419.5	542.9	656.5	753.0	844.8	837.2	860.8	945.0	1,141.5	1,271.9	1,206.9	270.3	11,750.3
Americas Insolvency
1996-2011	786.8	667.4	336.8	313.7	244.7	128.2	44.6	8.4	4.0	2.1	1.3	0.8	0.1	1,752.1
2012	251.4	—	17.4	103.6	94.1	80.1	60.7	29.3	4.3	1.9	0.9	0.6	0.1	393.0
2013	227.8	—	—	52.5	82.6	81.7	63.4	47.8	21.9	2.9	1.3	0.8	0.2	355.1
2014	148.4	—	—	—	37.0	50.9	44.3	37.4	28.8	15.8	2.2	1.1	0.2	217.7
2015	63.2	—	—	—	—	3.4	17.9	20.1	19.8	16.7	7.9	1.3	0.2	87.3
2016	91.4	—	—	—	—	—	18.9	30.4	25.0	19.9	14.4	7.4	0.6	116.6
2017	275.3	—	—	—	—	—	—	49.1	97.3	80.9	58.8	44.0	7.7	337.8
2018	97.9	—	—	—	—	—	—	—	6.7	27.4	30.5	31.6	6.8	103.0
2019	123.1	—	—	—	—	—	—	—	—	13.4	31.4	39.1	10.2	94.1
2020	62.1	—	—	—	—	—	—	—	—	—	6.5	16.1	4.7	27.3
2021	55.2	—	—	—	—	—	—	—	—	—	—	4.5	4.4	8.9
2022	9.1	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	2,191.7	667.4	354.2	469.8	458.4	344.3	249.8	222.5	207.8	181.0	155.2	147.3	35.2	3,492.9
Total Americas and Australia	8,159.6	3,086.9	897.1	1,126.3	1,211.4	1,189.1	1,087.0	1,083.3	1,152.8	1,322.5	1,427.1	1,354.2	305.5	15,243.2
Europe Core
2012	20.4	—	11.6	9.0	5.6	3.2	2.2	2.0	2.0	1.5	1.2	1.2	0.3	39.8
2013	20.3	—	—	7.1	8.5	2.3	1.3	1.2	1.3	0.9	0.7	0.7	0.2	24.2
2014	773.8	—	—	—	153.2	292.0	246.4	220.8	206.3	172.9	149.8	149.2	32.7	1,623.3
2015	411.3	—	—	—	—	45.8	100.3	86.2	80.9	66.1	54.3	51.4	12.0	497.0
2016	333.1	—	—	—	—	—	40.4	78.9	72.6	58.0	48.3	46.7	10.5	355.4
2017	252.2	—	—	—	—	—	—	17.9	56.0	44.1	36.1	34.8	7.3	196.2
2018	341.8	—	—	—	—	—	—	—	24.3	88.7	71.2	69.1	15.1	268.4
2019	518.6	—	—	—	—	—	—	—	—	47.9	125.7	121.4	25.8	320.8
2020	324.1	—	—	—	—	—	—	—	—	—	32.4	91.7	19.7	143.8
2021	412.4	—	—	—	—	—	—	—	—	—	—	48.4	25.9	74.3
2022	37.9	—	—	—	—	—	—	—	—	—	—	—	1.7	1.7
Subtotal	3,445.9	—	11.6	16.1	167.3	343.3	390.6	407.0	443.4	480.1	519.7	614.6	151.2	3,544.9
Europe Insolvency
2014	10.9	—	—	—	—	4.3	3.9	3.2	2.6	1.5	0.8	0.3	0.1	16.7
2015	19.0	—	—	—	—	3.0	4.4	5.0	4.8	3.9	2.9	1.6	0.2	25.8
2016	39.3	—	—	—	—	—	6.2	12.7	12.9	10.7	7.9	6.0	0.9	57.3
2017	39.2	—	—	—	—	—	—	1.2	7.9	9.2	9.8	9.4	2.1	39.6
2018	44.9	—	—	—	—	—	—	—	0.6	8.4	10.3	11.7	2.8	33.8
2019	77.2	—	—	—	—	—	—	—	—	5.1	21.1	23.9	5.6	55.7
2020	105.4	—	—	—	—	—	—	—	—	—	6.1	34.6	9.0	49.7
2021	53.3	—	—	—	—	—	—	—	—	—	—	5.4	3.6	9.0
2022	8.8	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	398.0	—	—	—	—	7.3	14.5	22.1	28.8	38.8	58.9	92.9	24.3	287.6
Total Europe	3,843.9	—	11.6	16.1	167.3	350.6	405.1	429.1	472.2	518.9	578.6	707.5	175.5	3,832.5
Total PRA Group	$12,003.5	$3,086.9	$908.7	$1,142.4	$1,378.7	$1,539.7	$1,492.1	$1,512.4	$1,625.0	$1,841.4	$2,005.7	$2,061.7	$481.0	$19,075.7
(1)Non-U.S. amounts are presented using the average exchange rates during the cash collection period.
(2)Includes the nonperforming loan portfolios that were acquired through our business acquisitions.
(3)Non-U.S. amounts are presented at the exchange rate at the end of the year in which the portfolio was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the year-end exchange rate for the respective year of purchase.

Use of Non-GAAP Financial Measures

PRA Group, Inc. reports financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management uses certain non-GAAP financial measures, including Adjusted EBITDA, internally to evaluate the Company’s performance and to set performance goals. Adjusted EBITDA is calculated as net income attributable to PRA Group, Inc. plus income tax expense; less foreign exchange gain (or plus foreign exchange loss); plus interest expense, net; plus other expense (or less other income); plus depreciation and amortization; plus adjustment for net income attributable to noncontrolling interests; and plus recoveries applied to negative allowance less changes in expected recoveries. Adjusted EBITDA is a supplemental measure of performance that is not required by, or presented in accordance with, GAAP. PRA Group, Inc. presents Adjusted EBITDA because the Company considers it an important supplemental measure of operations and financial performance. Management believes Adjusted EBITDA helps provide enhanced period-to-period comparability of operations and financial performance and is useful to investors as other companies in the industry report similar financial measures. Adjusted EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Set forth below is a reconciliation of Adjusted EBITDA for the last twelve months (LTM) ended March 31, 2022 and for the year ended December 31, 2021, to net income, the most directly comparable financial measure calculated and reported in accordance with GAAP. The calculation of Adjusted EBITDA below may not be comparable to the calculation of similarly titled measures reported by other companies.

Reconciliation of Non-GAAP Financial Measures
	LTM	For the Year Ended
Adjusted EBITDA for PRA Group ($ in millions)	March 31, 2022	December 31, 2021
Net income attributable to PRA Group, Inc.	$165	$183
Adjustments:
Income tax expense	42	55
Foreign exchange losses/(gains)	1	1
Interest expense, net	124	124
Other expense	—	—
Depreciation and amortization	15	15
Adjustment for net income attributable to noncontrolling interests	4	12
Recoveries applied to negative allowance less Changes in expected recoveries	958	988
Adjusted EBITDA	$1,309	$1,378

Additionally, management evaluates the Company's business using certain ratios that use Adjusted EBITDA, including Debt to Adjusted EBITDA, which is calculated by dividing borrowings by Adjusted EBITDA. The following table reflects our Debt to Adjusted EBITDA for LTM as of March 31, 2022 and for the year ended December 31, 2021 (amounts in millions):

Debt to Adjusted EBITDA
	LTM	For the Year Ended
	March 31, 2022	December 31, 2021
Borrowings	$2,539	$2,609
LTM Adjusted EBITDA	1,309	1,378
Debt to LTM Adjusted EBITDA	1.94	1.89

Investor Contact:
Lauren Partin
Senior Vice President, Finance and Investor Relations
(757) 431-7913
IR@PRAGroup.com

News Media Contact:
Elizabeth Kersey
Senior Vice President, Communications and Public Policy
(757) 431-3398
Elizabeth.Kersey@PRAGroup.com